UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33451	90-0136863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Post Office Square, Suite 502 South Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip Code)

(857) 254-5555

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2018, Albireo Pharma, Inc. (“Albireo”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders: (1) elected each of Ronald H.W. Cooper, Anne Klibanski, M.D., and Stephanie S. Okey, M.S. to Albireo’s Board of Directors as a Class II director for a term of three years to serve until the 2021 annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal (“Election of Directors”); (2) approved the 2018 Equity Incentive Plan (the “Equity Incentive Plan Approval”); (3) approved the 2018 Employee Stock Purchase Plan (the “ESPP Approval”); and (4) ratified the appointment of Ernst & Young LLP as Albireo’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (“Auditor Ratification”). A more complete description of each of these matters is set forth in Albireo’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2018.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

1. Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Nonvotes
Ronald H.W. Cooper	7,146,252	40,936	2,036,834
Anne Klibanski, M.D.	7,145,803	41,385	2,036,834
Stephanie S. Okey, M.S.	7,145,597	41,591	2,036,834

2. Equity Incentive Plan Approval	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
	6,009,365	1,134,560	43,263	2,036,834

3. ESPP Approval	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
	7,138,973	5,005	43,210	2,036,834

4. Auditor Ratification	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
	9,178,240	5,605	40,177	—

In addition, Julia R. Brown and Heather Preston, M.D. served as directors of Albireo until the end of their respective terms, which concluded at the Annual Meeting. Albireo thanks Ms. Brown and Dr. Preston for their service and contributions to Albireo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: June 11, 2018	/s/ Ronald H.W. Cooper
Ronald H.W. Cooper
President and Chief Executive Officer